UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2020

Floor & Decor Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38070	27-3730271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway SE Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

(404) 471-1634

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Lisa G. Laube

The Board of Directors (the “Board”) of Floor and Decor Holdings, Inc. (the “Company”) appointed Lisa Laube as President of the Company, effective February 3, 2020.

Since joining the Company in February 2012, Ms. Laube, 57, has served as Executive Vice President and Chief Merchandising Officer of the Company. Ms. Laube currently serves on the board of directors of Boot Barn, Inc., a specialty apparel and footwear retailer. From 2005 to 2011, Ms. Laube was President of Party City where she was responsible for Merchandising, Marketing and E-Commerce and prior to that she was the company’s Chief Merchandising Officer. From 2002 to 2004, she was the Vice President of Merchandising for White Barn Candle Company, a division of Bath and Body Works. Prior to that, Ms. Laube worked from 1996 to 2002 at Linens ‘n Things beginning as a Buyer and progressing to General Merchandising Manager. From 1988 to 1996, she was a Buyer at Macy’s in the Textiles division. Ms. Laube began her career at Rich’s department store in the Executive Training Program. Ms. Laube also currently serves on the respective boards of directors of Action Ministries, an Atlanta based nonprofit organization, and Zoo Atlanta, a zoological park in Atlanta. She graduated from the Terry School of Business, University of Georgia in 1985 with a B.B.A. in Marketing.

Amended and Restated Employment Agreement with Named Executive Officers

On February 3, 2020, the Company entered into amended and restated employment agreements with each of its current named executive officers: Thomas V. Taylor, Chief Executive Officer of the Company; Lisa G. Laube, President of the Company; Trevor S. Lang, Executive Vice President and Chief Financial Officer of the Company; Brian K. Robbins, Executive Vice President, Business Development Strategy of the Company; and David V. Christopherson, Executive Vice President, Secretary and General Counsel of the Company (each, an “Amended Employment Agreement” and collectively, the “Amended Employment Agreements”), which replace and supersede the prior employment agreements between the Company and each of the named executive officers. The Amended Employment Agreements provide for a three-year term of employment for Mr. Taylor and a four-year term for each of Ms. Laube and Messrs. Lang, Robbins and Christopherson, with automatic one-year extensions (unless either party gives prior written notice of non-renewal), and further reflect the current base salary and target bonus levels for each named executive officer. The other material terms and conditions of the Amended Employment Agreements generally remain unchanged.

The foregoing description of the Amended Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each Amended Employment Agreement, each of which are filed herewith as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5 of this Form 8-K and incorporated herein by reference.

New Form of Restricted Stock Award Agreement

On January 30, 2020, the Compensation Committee of the Board approved, and recommended to the Board that the Board approve, and the Board approved, a new form of performance- and time-based restricted stock award agreement (the “Form of RS Agreement”), to be used in connection with future grants under the Floor & Decor Holdings, Inc. 2017 Stock Incentive Plan.

The foregoing description of the Form of RS Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of RS Agreement, which is filed herewith as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 4, 2020, the Company issued a press release announcing Ms. Laube’s appointment and the entry into the Amended Employment Agreements. The text of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	Second Amended and Restated Employment Agreement, dated February 3, 2020, between Floor & Decor Holdings, Inc., Floor and Decor Outlets of America, Inc. and Thomas V. Taylor *
10.2	Second Amended and Restated Employment Agreement, dated February 3, 2020, between Floor & Decor Holdings, Inc., Floor and Decor Outlets of America, Inc. and Lisa G. Laube *
10.3	Second Amended and Restated Employment Agreement, dated February 3, 2020, between Floor & Decor Holdings, Inc., Floor and Decor Outlets of America, Inc. and Trevor S. Lang *
10.4	Amended and Restated Employment Agreement, dated February 3, 2020, between Floor & Decor Holdings, Inc., Floor and Decor Outlets of America, Inc. and Brian K. Robbins *
10.5	Second Amended and Restated Employment Agreement, dated February 3, 2020, between Floor & Decor Holdings, Inc., Floor and Decor Outlets of America, Inc. and David V. Christopherson *
10.6	Form of Performance Restricted Stock Agreement under the Floor & Decor Holdings, Inc. 2017 Stock Incentive Plan+
99.1	Press Release issued February 4, 2020
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*	Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(ii) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.
+	Portions of this exhibit are redacted pursuant to Item 601(b)(2)(ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date: February 4. 2020	By:	/s/ David V. Christopherson
	Name:	David V. Christopherson
	Title:	Executive Vice President, General Counsel, and Secretary

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